PUTNAM
TAX-FREE
HIGHYIELD
FUND

ANNUAL REPORT

July 31, 1995

[LOGO]
BOSTON * LONDON * TOKYO

PERFORMANCE HIGHLIGHTS

Morningstar awarded the fund's class B shares four out of a possible five stars for risk-adjusted performance for the period ended July 31, 1995. There are 694 funds in the municipal category over this period. Morningstar is an independent rating agency.*


FISCAL 1995 RESULTS AT A GLANCE

                             CLASS A          CLASS B          CLASS M
TOTAL RETURN:            NAV     POP      NAV    CDSC     NAV      POP
---------------------------------------------------------------------
(change in value during
period plus reinvested
distributions)
12 months ended
7/31/95                6.24%   1.19%    5.54%   0.58%
Life of class M           --      --       --      --   9.69%    6.13%
---------------------------------------------------------------------
                             CLASS A         CLASS B           CLASS M
SHARE VALUE:             NAV     POP              NAV     NAV      POP
---------------------------------------------------------------------
7/31/94               $14.24  $14.95           $14.24      --       --
12/29/94                  --      --               --  $13.43   $13.88
7/31/95                14.14   14.85            14.14   14.13    14.60
---------------------------------------------------------------------
DISTRIBUTIONS:        NO.     INCOME         CAPITAL GAINS(1)              TOTAL
---------------------------------------------------------------------
Class A                12  $0.939544               --        $0.939544
Class B                12   0.848344               --         0.848344
Class M                 8   0.583344               --         0.583344
---------------------------------------------------------------------
CURRENT RETURN                   NAV      POP     NAV     NAV      POP
---------------------------------------------------------------------
End of period
Current dividend rate(2)       6.55%    6.24%   5.93%   6.24%    6.04%
Taxable equivalent(3)          10.84    10.33    9.82   10.33    10.00
Current 30-day SEC yield(4)     6.68     6.36    6.01    6.38     6.15
Taxable equivalent(3)          11.06    10.53    9.95   10.56    10.18
---------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. For performance over longer periods, see pages 8 and 9. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares, which commenced operations on 12/29/94. CDSC for class B shares assumes 5% maximum contingent deferred sales charge. (1) Capital gains are taxable for federal and in most cases state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. (2) Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (3) Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous. (4)Based only on investment income, calculated using SEC guidelines.

* Morningstar, Inc., rates a fund in relation to other funds with similar investment objectives, based on the fund's 3- and 5-year average annual returns, adjusted for risk factors and sales charges. Ratings are updated monthly. The four-star rating for the period ending 7/31/95 puts the fund in the top 32.5% of all 694 municipal funds rated. For the 3-year and 5-year periods the fund earned four and four stars, respectively, and there were 694 and 472 funds in the municipal category. Past performance is not indicative of future results.

FROM THE CHAIRMAN
                                              [PHOTO OF GEORGE PUTNAM]
                                                     (C) KARSH, OTTAWA
DEAR SHAREHOLDER:

SO FAR IN 1995, THE BOND MARKET HAS AMPLY REWARDED INVESTORS WHO CHOSE LAST YEAR TO STAY THE COURSE. VIRTUALLY ALL FIXED- INCOME INVESTMENTS TOOK SUBSTANTIAL STEPS TOWARD A RECOVERY FROM 1994'S DECLINES. HOWEVER, WHILE TAXABLE BONDS HAVE SHOWN CONTINUING STRENGTH OVER THE PAST FEW MONTHS, MUNICIPAL BONDS HAVE MADE LITTLE HEADWAY SINCE EARLY APRIL.

IT IS IMPORTANT TO KEEP IN MIND, THOUGH, THAT WHILE DEBATE IN WASHINGTON OVER TAX REFORM HAS CAUSED SOME UNCERTAINTY IN THE MUNICIPAL-BOND MARKET, IT HAS ALSO CREATED OPPORTUNITIES. VALUES OF TAX-FREE BONDS, RELATIVE TO THEIR TAXABLE COUNTERPARTS, ARE EXTREMELY ATTRACTIVE AT PRESENT. THE FEDERAL RESERVE BOARD'S WILLINGNESS IN JULY TO LOWER ITS TARGET FOR THE FEDERAL FUNDS RATE WAS ALSO A SIGN THAT A BOND-FRIENDLY ENVIRONMENT OF MODERATE GROWTH WITH LOW INFLATION MAY CONTINUE OVER THE NEAR TERM. THERE CAN BE NO ASSURANCE, OF COURSE, AGAINST CHANGES IN THE ECONOMIC LANDSCAPE LATER IN 1995.

IN THE FOLLOWING REPORT, TRIET NGUYEN, MANAGER OF PUTNAM TAX-FREE HIGH YIELD FUND, REVIEWS THE FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED JULY 31, 1995, AND PRESENTS HIS VIEWS ON THE FISCAL YEAR AHEAD.

RESPECTFULLY YOURS,

[SIGNATURE]

GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
SEPTEMBER 20, 1995

REPORT FROM THE FUND MANAGER
TRIET M. NGUYEN

Fixed-income investors who stayed in the bond market throughout the past year and a half were able to give themselves a collective "high five" as they saw a disastrous 1994 turn into a rather prosperous
1995, year to date. Putnam Tax-Free High Yield Fund shared in the rally during the latter half of the fiscal year that ended on July 31, 1995. However, while the municipal-bond market strengthened significantly during the broader fixed-income market recovery earlier this year, it did not do so to the same extent as many taxable income investments.

For the fiscal year, your fund's class B shares and class A shares had a total return of 5.54% and 6.24%, respectively, both at net asset value. This was a dramatic reversal from the 1.36% total return for class B shares for the last fiscal year.

FLAT-TAX CONCERNS CREATE OPPORTUNITY

Throughout the first quarter of calendar 1995, all fixed-income markets advanced more or less in tandem. In fact, municipal bonds rallied sharply, with yields falling more than 90 basis points, or nine tenths of one percentage point. (Bond yields move in the opposite direction of their prices.) After the first quarter, however, taxable bonds continued to rally as municipal bonds eased somewhat.

Since spring, the perceived threat of the current flat-tax proposals in Congress to the tax advantage enjoyed by municipal bonds has cast a shadow over this $1.2 trillion market. As a result, yields on most high-grade municipal bonds remain at the very attractive level of more than 90% of those of comparable taxable Treasuries. Although further volatility cannot be ruled out, we believe concerns about tax reform are premature; in fact, we do not expect any changes before 1997. Therefore, we believe there is a buying opportunity in municipal bonds.

At the close of the fund's fiscal year, the investment community appeared to be questioning whether the short-term downturn in the municipal-bond market was grounded in reality and if it created more possibilities than it quashed. An August 7, 1995, Barron's article entitled "Tax-Exempts Still Deliver" reminds us that "for now, . . . taxes remain, and along with them, the tax-free advantage of munis."

VALUE IN AIRPORT BONDS

One area of the municipal-bond market that continues to offer exceptional value is the transportation sector, in particular, bonds related to major airports. Our focus on this type of bond has proved quite rewarding.

One example is the fund's holdings in bonds related to the new Denver International Airport. Problems with the facility's automated baggage system, as well as various other delays, caused many investors to ignore what we believe is a valuable project for a major Western air-traffic hub. Our investment in these bonds enabled the fund to realize some profits following their rally in February, just prior to the airport's long-awaited opening.

We are also optimistic about the long-term prospects for Chicago's O'Hare Airport. Your fund owns revenue bonds supported by fees from O'Hare's United Airlines terminal. It is the largest terminal in what is considered the world's busiest

[BAR CHART]

TOP INDUSTRY SECTORS*
---------------------------------------------------------------------
Hospital/Health care     19.8%
Utilities                18.5%
Transportation           16.6%
---------------------------------------------------------------------
* Based on net assets on 7/31/95. Holdings will vary over time.

airport. As more and more people choose air travel over other forms of transportation, airports such as O'Hare can only benefit.

HOSPITALS LITTLE CHANGED; UTILITIES ON THE RISE

Over the past six months, bond performance in the hospital/health-care sector has lagged on a total-return basis. Consequently, we reduced the fund's holdings in this sector from about 23% at the close of the fund's semiannual period to over 19% of net assets. However, we still hold major positions in hospitals in Michigan, California, and Arizona, in part because of what we believe are favorable merger/acquisition situations in these states.

Conversely, we have redeployed some of the fund's assets into public utility bonds. Like transportation, utilities offer great value in today's market, in our view. Additionally, as we have discussed in previous reports, municipal bonds issued by utilities have historically performed well in periods of slow economic growth.

LONG MATURITY CONCENTRATION MAY PAY OFF LATER

One way we seek to fulfill the fund's objective of providing high current income is to invest in bonds with longer maturities. In fact, the average bond in your portfolio tends to mature in 20 years or more. Because of flat-tax fears, institutional investors have been reluctant to commit their money to bonds with maturities greater than 10 years. Therefore, investors may notice that funds emphasizing bonds that mature in 10 years or less tended to outperform longer-maturity funds.

As more investors recognize the attractiveness of the municipal- bond market, however, we believe those searching for value (and those willing to assume greater risk) will find it at the longer end of the maturity spectrum. While there can be no guarantee that a rally will occur, the higher risks assumed with investing in longer-maturity funds should translate into a higher return potential.

[MOUNTAIN CHART]

YIELD CURVES OF TAXABLE AND TAX-FREE BONDS
---------------------------------------------------------------------
                      AA-rated  U.S. Treasury                Taxable-
               municipal bonds     securities         equivalent yield
1                         3.80           5.65                     6.29
2                         4.00           5.86                     6.62
3                         4.20           6.00                     6.95
4                         4.35           6.07                     7.20
5                         4.50           6.15                     7.45
7                         4.75           6.26                     7.86
10                        5.06           6.42                     8.37
15                        5.61           6.53                     9.28
20                        5.87           6.64                     9.71
25                        5.95           6.74                     9.85
30 years                  5.97           6.85                     9.88
---------------------------------------------------------------------

Source: Bloomberg. Chart compares yields of taxable U.S. Treasury securities and tax-free AA-rated municipal bonds of varying maturities on 7/31/95. Yields of 30-year AA-tax-free bonds were 87% of 30-year Treasury bonds on that date. Tax-free bonds also enjoyed a significant advantage on a taxable-equivalent basis. The taxable-equivalent yield for municipal bonds assumes the maximum 39.6% federal income tax rate. Returns would not be as advantageous for investors in lower tax brackets. No assurance can be made that the fund will attain any particular yield. Unlike municipal bonds, principal and interest payments on U.S. Treasury securities are backed by the full faith and credit of the U.S. Government; market prices and investment returns will vary and are not guaranteed.


In addition to appealing returns relative to taxable investments, the municipal-bond market also has attractive supply/demand dynamics: new issuance of municipal bonds remains low relative to historical standards and fund managers continue to hold cash generated from summer refundings and maturities. All in all, we believe the municipal-bond market has the potential to finish out calendar 1995 with the same strength it demonstrated at the beginning of the year.


The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/95, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield municipal bonds reflect a greater possibility that adverse changes in the economy or in the financial condition of their issuers may affect issuers' ability to pay principal and interest on the bonds.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund. We show total return in two ways: on a cumulative long-term basis, and on average how the fund might have grown each year over varying periods. For comparative purposes, we show how the fund performed relative to appropriate indexes and benchmarks.

Performance should always be considered in light of a fund's investment strategy. Putnam Tax-Free High Yield Fund is designed for investors seeking high current income free from federal income tax through higher-yielding lower-rated tax-exempt securities.

TOTAL RETURN FOR PERIODS ENDED 7/31/95

                            CLASS A          CLASS B          CLASS M
                         NAV     POP      NAV    CDSC     NAV      POP
---------------------------------------------------------------------
1 year                 6.24%   1.19%    5.54%   0.58%      --       --
---------------------------------------------------------------------
3 years                   --      --    17.34   14.44      --       --
Annual average            --      --     5.48    4.60      --       --
---------------------------------------------------------------------
5 years                   --      --    43.87   41.87      --       --
Annual average            --      --     7.55    7.24      --       --
---------------------------------------------------------------------
Life-of-class A         5.18    0.22       --      --      --       --
Annual average          2.75    0.12       --      --      --       --
---------------------------------------------------------------------
Life-of-class B           --      --   129.49  129.49      --       --
Annual average            --      --     8.76    8.76      --       --
---------------------------------------------------------------------
Life-of-class M           --      --       --      --   9.69%    6.13%
---------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/95
(most recent calendar quarter)

                            CLASS A          CLASS B           CLASS M
                         NAV     POP      NAV    CDSC     NAV      POP
---------------------------------------------------------------------
1 year                 7.30%   2.23%    6.59%   1.59%      --       --
---------------------------------------------------------------------
3 years                   --      --    20.89   17.90      --       --
Annual average            --      --     6.53    5.64      --       --
---------------------------------------------------------------------
5 years                   --      --    44.72   42.72      --       --
Annual average            --      --     7.67    7.37      --       --
---------------------------------------------------------------------
Life-of-class A         4.60   -0.33       --      --      --       --
Annual average          2.56   -0.19       --      --      --       --
---------------------------------------------------------------------
Life-of-class B           --      --   128.35  128.35      --       --
Annual average            --      --     8.78    8.78      --       --
---------------------------------------------------------------------
Life-of-class M           --      --       --      --   9.11%    5.57%
---------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. The fund commenced investment operations on 9/9/85, offering shares now known as class B. Class A shares were offered as of 9/20/93 and class M shares commenced operations on 12/29/94. Performance data represent past results and will differ for each share class. Investment returns and principal value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

[MOUNTAIN CHART]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/9/85
---------------------------------------------------------------------
         FundOs class B shares        Lehman Brothers         Consumer
Date                   at CDSC   Municipal Bond Index      Price Index
9/9/85                 $10,000                $10,000          $10,000
7/31/86                $11,924                $11,781          $10,139
7/31/87                $12,816                $12,850          $10,537
7/31/88                $13,707                $13,753          $10,972
7/31/89                $15,311                $15,428          $11,519
7/31/90                $15,953                $16,497          $12,074
7/31/91                $17,067                $17,938          $12,611
7/31/92                $19,559                $20,402          $13,009
7/31/93                $21,452                $22,206          $13,370
7/31/94                $21,745                $22,622          $13,741
7/31/95                $22,949                $24,403          $14,120
---------------------------------------------------------------------

Past performance is no assurance of future results. A $10,000 investment in the fundOs class A shares at inception on 9/20/93 would have been valued at $10,518 at net asset value on 7/31/95 ($10,022 at the maximum applicable 4.75% sales charge). A $10,000 investment in the fund's class M shares at commencement of operations on 12/29/94 would have been valued at $10,969 at net asset value on 7/31/95 ($10,613 at the maximum applicable 3.25% sales charge).


TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE INDEX RETURNS FOR PERIOD ENDED 7/31/95

                                CONSUMER        LEHMAN BROS. MUNICIPAL
                             PRICE INDEX                   BOND INDEX
----------------------------------------------------------------------
1 year                             2.76%                         7.87%
---------------------------------------------------------------------
3 years                             8.54                         19.61
Annual average                      2.77                          6.15
---------------------------------------------------------------------
5 years                            16.95                         47.92
Annual average                      3.18                          8.15
---------------------------------------------------------------------
Life of class A                     5.10                          6.44
Annual average                      2.71                          3.41
---------------------------------------------------------------------
Life of class B                    41.20                        144.03
Annual average                      3.55                          9.44
---------------------------------------------------------------------
Life of class M                     1.87                         13.12
---------------------------------------------------------------------

COMPARATIVE BENCHMARKS

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

REPORT OF INDEPENDENT ACCOUNTANTS
for the fiscal year ended July 31, 1995

To the Trustees and Shareholders of
Putnam Tax-Free High Yield Fund
(a series of Putnam Tax-Free Income Trust)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the "fund") (a series of Putnam Tax-Free Income Trust) at July 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at July 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
September 18, 1995

PORTFOLIO OF INVESTMENTS OWNED
July 31, 1995

KEY TO ABBREVATIONS

AMBAC     --AMBAC Indemnity Corporation
COP       --Certificate of Participation
FGIC      --Federal Guaranty Insurance Company
FHA Insd. --Federal Housing Administration Insured
FNMA Coll.     --Federal National Mortgage Association Collaterallized
FSA       --Financial Security Assurance
GNMA Coll.     --Government National Mortgage Association
Collateralized
G.O. Bonds     --General Obligation Bonds
IF        --Inverse Floating
IFB       --Inverse Floating Bonds
MBIA      --Municipal Bond Investors Assurance Corporation
RAW       --Revenue Anticipation Warrants
TRAN      --Tax & Revenue Anticipation Notes
VRDN      --Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.9%)*
PRINCIPAL AMOUNT                              RATINGS**          VALUE

ALABAMA (0.5%)
---------------------------------------------------------------------
             $5,000,000Anniston Indl. Dev. Rev. Bonds
             (Hoover Group Inc. Project),
             8 1/2s, 9/1/10                         Aa     $5,075,000
             3,500,000Jackson Cnty., Hlth. Care Auth. Hosp.
             Tax Antic Rev. Bonds, 7 7/8s, 5/1/19 BB/P      3,666,250
                                                            ----------
                                                                        8,741,250
ALASKA (0.2%)
---------------------------------------------------------------------
             5,050,000 Valdez, Marine Term Rev. Bonds
             (Amerada Hess Pipeline Corp.),
             6.1s, 2/1/24                         BB/P      4,614,438

ARIZONA (1.7%)
---------------------------------------------------------------------
             10,500,000AZ Hlth. Fac. Auth. Hosp. Syst.
             Rev. Bonds (St. Luke's Hosp.
             Syst.),Ser. A, 10 1/8s, 11/1/15       Aaa     10,867,500
             4,000,000      Phoenix, Indl. Dev. Auth.
             Rev. Bonds (Christian Care
             Retirement Apts.),
             Ser. A, 10 1/4s, 1/1/18              BB/P      4,225,000
             3,625,000  Pinal Cnty., Indl. Dev. Auth.
             Rev. Bonds (Casa Grande Regl.
             Med. Ctr.), Ser. B,
             8 1/8s, 12/1/22                      BB/P      3,824,375
             4,500,000 Plainfield Indl. Economic Dev.
             Rev. Bonds 8 1/2s, 9/1/04                           B/P      4,815,000
             Scottsdale, Indl. Dev. Auth. 1st Mtg. Rev. Bonds
             2,300,000              Ser. A, 8s, 6/1/11           BB/P   2,389,125
             3,150,000           Ser. B, 7.05s, 6/1/16           BB/P   3,311,438
             3,245,000            Ser. B, 6.7s, 6/1/17           BB/P   3,419,419
                                                            ----------
                                                                        32,851,857

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

ARKANSAS (0.7%)
---------------------------------------------------------------------
             $12,890,000Pope Cnty., Poll. Control Rev. Bonds
             (Arkansas Pwr. & Lt. Co. Project),
             11s, 12/1/15                          Baa    $13,373,375

CALIFORNIA (16.8%)
---------------------------------------------------------------------
             6,500,000Alameda Cnty., COP (Santa Rita Jail
             Project), MBIA, 5s, 12/1/15           AAA      5,711,875
             7,000,000  Brea, Redev. Agcy. Tax Alloc.
             Rev. Bonds MBIA, 5 1/2s, 8/1/17       AAA      6,501,250
             14,840,000CA Hlth. Fac. Auth. Rev. Bonds
             (Valley Presbyterian Hosp. Project),
             Ser. A, 9s, 5/1/12                     BB     14,840,000
             6,000,000       CA State G.O. Bonds FSA,
             5 1/2s, 3/1/20                        AAA      5,512,500
             CA State Pub. Works Board Lease Rev. Bonds
             (Dept. of Corrections-State Prisons)
             8,500,000   Ser. B, MBIA, 5 3/8s, 12/1/19            AAA   7,724,375
             16,065,000     Ser. A, AMBAC, 5s, 12/1/19            AAA   13,835,981
             10,000,000   CA State RAW Notes, Ser. C,
             5 3/4s, 4/25/96                      MIG1     10,135,300
             5,500,000 CA Statewide Cmnty. Dev. Auth.
             Rev. Bonds (Oakland Convention
             Ctr. Project), AMBAC, 5 1/2s, 10/1/14 AAA      5,197,500
             9,000,000Concord, Redev. Agcy. Tax Alloc.
             Rev. Bonds (Central Concord Redev.
             Project), Ser. SR, AMBAC,
             5 1/4s, 7/1/19                        AAA      8,043,750
             7,640,000  Contra Costa, Wtr. Dist. Wtr.
             Rev. Bonds, Ser. G, MBIA, 5s, 10/1/24 AAA      6,503,550
             6,000,000Corona, COP (Vista Hosp. Syst.),
             Ser. B, 9 1/2s, 7/1/20               BB/P      6,300,000
               Foothill/Eastern Trans. Corridor Agcy.      Rev. Bonds
             5,000,000       (California Toll Roads),
             Ser. A, 6s, 1/1/34                    BBB      4,518,750
             12,000,000(CA Toll Roads), Ser. A, 5s, 1/1/35        Baa   9,105,000
             13,915,000(California Toll Roads), zero %, 1/1/20    Baa   2,417,731
             7,000,000   Irvine Ranch Wtr. Dist. VRDN
             (Dist. Nos. 105-250-290), 3.8s, 8/1/16 A1      7,000,000
             5,500,000Irvine Ranch, Wtr. Dist. COP VRDN
             (Cap. Impt. Project), 3.8s, 8/1/16  VMIG1      5,500,000
             8,000,000Los Angeles, Dept. Wtr. & Pwr. Elec.
             Plant Rev. Bonds (2nd Issue Electric
             Plant), MBIA, 5 1/4s, 11/15/26        AAA      7,120,000
             Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
             8,500,000(Western Air Lines, Inc. -- Delta
             Air Lines, Inc.), 11 1/4s, 11/1/25     Ba      8,871,875
             5,700,000(Air Canada Inc.-Los Angeles Intl.),
             8 3/4s, 10/1/14                         B      6,213,000
             5,070,000(United Airlines, Inc.-Los Angeles
             Intl.), 6 7/8s, 11/15/12                            Baa      5,171,400
             5,000,000Los Angeles, Wastewater Syst. IFB
             FGIC, 6.063s, 11/1/06 (acquired
             11/08/93, cost $5,417,200)++          AAA      5,043,750
             4,500,000Ontario, Redev. Fin. Auth. Rev.
             Bonds (Ontario Redev. Project No. 1),
             MBIA, 5 1/2s, 8/1/18                  AAA     4,173,750

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

CALIFORNIA (continued)
---------------------------------------------------------------------
             $10,000,000Orange Cnty., Pub. Fac. Corp. COP
             (Solid Waste Management), 7 7/8s,
             12/1/13 (acquired 12/28/94, cost
             $10,000,000) (Chapter 9)++            BBB $   10,075,000
             15,000,000Orange Cnty., TRAN Ser. A, (Chapter 9),
             4 1/2s, 6/30/96 (acquired various
             dates from 12/15/94 to 3/16/95,
             cost $13,632,500)++                     D     13,500,000
             12,000,000Poway, Redev. Agcy. Tax Alloc.
             Rev. Bonds (Parguay Redev. Project),
             FGIC, 5 1/2s, 12/15/23                AAA     11,055,000
               Redondo Beach, Redev. Agcy. Multi-Fam.
             Hsg. Rev. Bonds (Heritage Point Project),
             3,130,000          Ser. B, 8 1/2s, 9/1/23           BB/P   3,161,300
             5,100,000          Ser. A, 6 1/2s, 9/1/23           BB/P   5,106,375
             21,000,000San Bernardino Cnty. IF COP (PA-100-
             Med. Ctr. Fing. Project), MBIA, 6 1/2s,
             8/1/28 (acquired 6/27/95,
             cost $22,664,040)++                   AAA     22,338,750
             5,000,000(Med. Ctr. Fing. Project), Ser. A,
             MBIA, 6 1/2s, 8/1/17                  AAA      5,218,750
             3,000,000(Med. Ctr. Fing. Project) 5s, 8/1/26          A   2,313,750
             2,000,000San Bernardino, Hosp. Rev. Bonds
             (San Bernardino, Cmnty. Hosp.),
             7 7/8s, 12/1/08                         B      1,887,500
             10,000,000San Diego, Regl. Bldg. Auth. Lease
             Rev. Bonds MBIA, 6.9s, 5/1/23         AAA     10,012,500
             12,000,000San Francisco, City & Cnty. Swr.
             Rev. Bonds AMBAC, 5 1/2s, 10/1/15     AAA     11,205,000
                                                      Santa Ana, Cmnty. Redev. Agcy. Tax
             Alloc. Rev. Bonds
             21,420,000         Ser. B, 7 1/2s, 9/1/16            BBB   22,089,375
             8,000,000          Ser. B, 6 3/4s, 9/1/19            BBB   7,780,000
             8,500,000Santa Margarita/Dana Point Auth.
             Rev. Bonds, Ser. B, MBIA,
             5 3/4s, 8/1/20                        AAA      8,032,500
             3,000,000Southern CA Pub. Pwr. Auth. IFB
             (Transmission Project), 6.644s, 7/1/12 AA      2,996,250
             18,820,000Vallejo, COP (Marine World Foundation),
             8.1s, 2/1/21                        BBB/P     19,855,100
             10,000,000Valley Hlth. Syst. COP 6 7/8s,
             5/15/23                              BB/P      9,437,500
                                                                        ------------
                                                                        321,505,987
COLORADO (6.2%)
---------------------------------------------------------------------
             48,945,000CO Hlth. Fac., Auth. Retirement Fac.
             Rev. Bonds (Liberty Heights), Ser. B,
             zero %, 7/15/24                       AAA      6,607,575
                  Denver City & Cnty. Arpt. Rev. Bonds
             34,400,000       Ser. A, 8 3/4s, 11/15/23            Baa   39,431,000
             12,750,000       Ser. A, 8 1/2s, 11/15/23            Baa   14,248,125
             8,000,000  Ser. D, MBIA, 7 3/4s, 11/15/13            AAA   9,400,000
             5,450,000        Ser. A, 7 1/4s, 11/15/25            Baa   5,736,125
             5,000,000            Ser. D, 7s, 11/15/25            Baa   5,093,750
             8,935,000        Ser. C, 6 3/4s, 11/15/13            Baa   8,990,844
             12,500,000       Ser. C, 6 1/8s, 11/15/25            Baa   11,640,625
             17,115,000Denver, City & Cnty. Special Fac.
             Arpt. Rev. Bonds (United Air Lines,
             Inc. Project), Ser. A, 6 7/8s, 10/1/32Baa     17,136,394
                                                                        ------------
                                                                        118,284,438

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

CONNECTICUT (1.7%)
---------------------------------------------------------------------
             CT State Dev. Auth. 1st. Mtge. Rev. Bonds
             $1,680,000(Gladeview Hlth. Care Project),
             9 3/4s, 12/15/16                     BB/P $    1,850,100
             7,195,000(East Hill Woods Project), 8 3/4s, 7/1/19   B/P   7,401,856
             CT State Dev. Auth. Hlth. Care Rev. Bonds
             6,500,000    (Alzheimers Resource Ctr.),
             Ser. A, 10s, 8/15/21                AAA/P      8,401,250
             2,000,000    (Alzheimers Resource Ctr.),
             Ser. A, 7 1/4s, 8/15/21              BB/P      2,007,500
             4,625,000    (Alzheimers Resource Ctr.),
             Ser. A, 7 1/8s, 8/15/14              BB/P      4,613,438
             2,290,000    (Alzheimers Resource Ctr.),
             Ser. A, 7s, 8/15/09                  BB/P      2,298,588
             5,500,000CT State Hlth. & Edl. Facs. Auth.
             Rev. IFB (Yale U.), 7.436s, 6/10/30   AAA      5,438,125
                                                                        ------------
                                                                        32,010,857
DISTRICT OF COLUMBIA (0.9%)
---------------------------------------------------------------------
             10,500,000           DC, COP 7.3s, 1/1/13              B   10,526,250
                       DC, Natl. Pub. Radio Rev. Bonds
             4,400,000                    7.7s, 1/1/23           BB/P   4,570,500
             2,500,000                  7 5/8s, 1/1/18           BB/P   2,593,750
                                                                        ------------
                                                                        17,690,500
FLORIDA (2.8%)
---------------------------------------------------------------------
             9,260,000Brevard Cnty., Hlth. Auth. Rev. Bonds
             (Courtenay Springs Village),
             7 3/4s, 11/15/24                     BB/P      9,040,075
             25,000,000Hernando Cnty., Indl. Dev. Rev.
             Bonds (FL Crushed Stone Co.),
             8 1/2s, 12/1/14                       B/P     26,937,500
             6,350,000Hillsborough Cnty., Aviation Auth.
             Special Purpose Fac. Rev. Bonds,
             (U.S. Air Inc. Project), 8.6s, 1/15/22  B      6,556,375
             1,115,000Jacksonville, Hlth. Fac. Auth. Rev.
             Bonds (Mental Hlth. Ctr.),
             9 1/8s, 10/15/19                      B/P      1,158,206
             3,250,000Levy Cnty., Indl. Dev. Rev. Bonds
             (National Med. Assn. Inc. Project),
             10s, 7/1/19                           B/P      3,241,875
             2,250,000Orange Cnty., Hlth. Fac. Auth. IFB,
             Ser. 91-C, MBIA, 8.259s, 10/29/21     AAA      2,407,500
             3,485,000Palm Beach Cnty., Student Hsg. Rev.
             Bonds (Palm Beach Cmnty. College),
             Ser. A, 8 1/2s, 3/1/23                B/P      3,402,231
                                                                        ------------
                                                                        52,743,762
GEORGIA (6.2%)
---------------------------------------------------------------------
             5,100,000Cobb Cnty., Dev. Auth. Indl. Dev.
             Rev. Bonds (Boise Cascade Corp.
             Project), 7s, 9/1/14                  Baa      5,214,750
             De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
             (Briarcliff Park Apts. Project),
             8,000,000             Ser. B, 10s, 4/1/17           BB/P   8,280,000
             5,900,000           Ser.A, 7 1/2s, 4/1/17            A/P   6,003,250

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

GEORGIA (continued)
---------------------------------------------------------------------
             $9,500,000Forsyth Cnty., Dev. Auth. Indl.
             VRDN (Hoover Group Inc. Project)
             8 1/2s, 12/1/05                     VMIG3 $    9,618,750
             6,395,000Fulton Cnty., Res. Elderly Care Fac.
             Auth. Rev. Bonds (Lenbrook Sq.
             Foundation Inc. Project),
             9 3/4s, 1/1/17                        B/P      6,578,856
             3,900,000GA Med. Ctr. Hosp. Auth. Rev. Antic.
             IF, COP (Columbus Regl. Hlth. Care
             Syst.), Ser. B, MBIA, 8.293s, 8/1/10  AAA      4,265,625
                 GA Muni. Elec. Auth. Pwr. Rev. Bonds,
             5,000,000  Ser. EE, AMBAC, 7 1/4s, 1/1/24            AAA   5,893,750
             15,370,000 Ser. EE, AMBAC, 5 1/2s, 1/1/26            AAA   14,294,100
             22,000,000GA Muni. Elec. Auth. Pwr. COP Ser. Z,
             MBIA, 5 1/2s, 1/1/20                  AAA     20,872,500
             8,500,000 Monroe Cnty., Dev. Auth. Poll.
             Control Rev. Bonds (GA Pwr. Co.-Plant
             Scherer Project), 10 1/2s, 9/1/15       A      8,712,500
             55,260,000Richmond Cnty., Dev. Auth. Rev. Bonds,
             Ser. C, zero %, 12/1/21               Aaa      9,048,825
               Rockdale Cnty., Dev. Auth. Solid Waste
             Disp. Rev. Bonds (Visay Paper Inc. Project)
             3,875,000                  7 1/2s, 1/1/26            B/P   3,913,750
             15,000,000                   7.4s, 1/1/16            B/P   15,300,000
                                                                        ------------
                                                                        117,996,656
ILLINOIS (2.2%)
---------------------------------------------------------------------
             2,210,000Chicago, O'Hare Intl. Arpt. Spl. Fac.
             Rev. Bonds (United Air Lines, Inc.),
             Ser. 84A, 8.85s, 5/1/18               Baa      2,511,113
             5,000,000IL Dev. Fin. Auth. Retirement Hsg.
             Rev. Bonds (Regency Park-Lincolnwood),
             Ser. A, 10 1/4s, 4/15/19 (In Default)+B/P      3,500,000
                         IL Dev. Fin. Auth. Rev. Bonds
             2,790,000(Cmnty. Rehab. Providers Fac.),
             8 1/4s, 8/1/12                      BBB/P      2,870,213
             3,065,000(Cmnty. Rehab. Providers Fac.),
             Ser. A, 7 1/2s, 3/1/14               BB/P      2,950,063
             1,090,000(Cmnty. Rehab. Providers Fac.),
             Ser. A, 7 1/4s, 3/1/04               BB/P      1,064,113
             1,190,000(Mercy Hsg. Corp. Project), 7s,
             8/1/24                                A/P      1,219,750
             6,050,000Lansing, Tax Increment Rev. Bonds
             (Landing Redev. Project), 10s, 4/1/07AAA/P     6,292,000
             20,500,000Robbins Res. Recvy. Rev. Bonds
             (Recov. Partners), Ser. A,
             9 1/4s, 10/15/14                      B/P     22,473,125
                                                                        ------------
                                                                        42,880,377
INDIANA (2.5%)
---------------------------------------------------------------------
                East Chicago, Poll. Control Rev. Bonds
             12,000,000(Inland Steel Co. Project Number 11),
             7 1/8s, 6/1/07                         Ba     12,510,000
             10,000,000(Inland Steel Co. Project Number 10),
             6.8s, 6/1/13                           Ba     10,000,000
             7,332,446Hammond, Indl. Port Auth. COP 9.65s,
             6/1/14                               BB/P     7,726,565

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

INDIANA (continued)
---------------------------------------------------------------------
             $14,000,000Indianapolis Arpt. Auth. Spcl.
             Facs. Rev. Bonds (United Airlines
             Project), Ser. A, 6 1/2s, 11/15/31    Baa $   13,335,000
             2,325,000    Mishawaka, Indl. Rev. Bonds
             (Stone Container Corp. Project),
             9 1/4s, 2/1/97                        B/P      2,432,531
             1,757,063Westfield, Econ. Dev. Rev. Bonds
             (Westfield Village Hlth. Care Ctr.),
             FHA Insd., 12s, 5/15/14             BBB/P      2,075,531
                                                                        ------------
                                                                        48,079,627
IOWA (0.6%)
---------------------------------------------------------------------
             11,500,000IA Fin. Auth. Hlth. Care Fac. Rev.
             Bonds (Mercy Hlth. Initiatives Project),
             9.95s, 7/1/19                         B/P     11,270,000
             215,000     Marion, 1st Mtge. Rev. Bonds
             (AHF/Kentucky Iowa, Inc. Project),
             10 1/4s, 1/1/20                       B/P        223,600
                                                                        ------------
                                                                        11,493,600
KENTUCKY (1.9%)
---------------------------------------------------------------------
             5,000,000Jefferson Cnty., Hosp. IFB (Alliant
             Hlth. Syst. Project), MBIA,
             8.228s, 10/1/14                       AAA      5,293,750
             25,000,000 Kenton Cnty., Arpt. Brd. Spl.
             Facs. Rev. Bonds (Delta Air Lines,
             Inc. Project), Ser. A, 6 1/8s, 2/1/22  Ba     23,000,000
             1,285,000 Lexington-Fayette Urban Cnty.,
             Govt. 1st Mtge. Rev. Bonds
             (AHF/Kentucky Iowa, Inc. Project),
             10 1/4s, 1/1/20                       B/P      1,336,400
             3,550,000Muhlenberg Cnty., Hosp. Rev. Bonds
             (Muhlenberg Cmnty. Hosp. Project),
             9 1/2s, 8/1/10                      BBB/P      3,847,313
             1,975,000Owensboro, Hosp. Auth. Rev. Bonds
             (Children's Psychiatric Hosp.),
             13s, 11/1/10                          B/P      2,026,844
                                                                        ------------
                                                                        35,504,307
LOUISIANA (5.1%)
---------------------------------------------------------------------
                         Beauregard, Parish Rev. Bonds
             2,900,000 (Boise Cascade Corp. Project),
             7 3/4s, 6/1/21                        Baa      3,063,125
             3,000,000 (Boise Cascade Corp. Project),
             6 1/8s, 3/1/23                        Baa      2,797,500
             5,600,000Hodge, Combined Util. Rev. Bonds
             (Stone Container Corp.), 9s, 3/1/10   B/P      6,006,000
               LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
             2,441,361     (Emily Morten Foundation),
             10 1/4s, 5/1/19                       B/P      2,587,843
             2,000,000     (St. James Place Project),
             10s, 11/1/21                          B/P      2,155,000
             17,000,000Lake Charles, Harbor & Term. Dist.
             Port Facs. Rev. Bonds (Trunkline Co.
             Project), 7 3/4s, 8/15/22             Baa     18,615,000
             Port of New Orleans, Indl. Dev. Rev. Bonds
             (Continental Grain Co. Project),
             3,700,000         Ser. A, 14 1/2s, 2/1/02             BB   4,083,875
             4,500,000                 14 1/2s, 1/1/02             BB   4,944,375
             7,000,000                  7 1/2s, 7/1/13             BB   7,140,000

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

LOUISIANA (continued)
---------------------------------------------------------------------
             $6,500,000St. Charles Parish, Poll. Control Rev. Bonds
             (LA Pwr. & Lt. Co.), 8s, 12/1/14      Baa $    7,003,750
             13,000,000St. James Parish, Solid Waste Disp. Rev. Bonds
             (Kaiser Aluminum Project), 7 3/4s, 8/1/22B/P  13,536,250
             West Feliciana Parish, Poll. Control Rev. Bonds
             6,000,000(Gulf States Util. Co. Project),
             8s, 12/1/24                            Ba      6,345,000
             19,000,000(Gulf States Util. Co. Project),
             7.7s, 12/1/14                          Ba     20,140,000
                                                                        ------------
                                                                        98,417,718
MARYLAND (0.2%)
---------------------------------------------------------------------
             2,975,000  Denton, 1st. Mtge. Rev. Bonds
             (Wesleyan Hlth. Care Ctr. Project),
             10 1/4s, 4/1/20                       B/P      3,112,594

MASSACHUSETTS (7.8%)
---------------------------------------------------------------------
             4,150,000Agawam, Resource Recvy. Rev. Bonds
             (Springfield Resources Recvy. Project),
             8 1/2s, 12/1/08                       BBB      4,424,938
             18,450,000MA Bay Trans. Auth. IFB Ser. B, MBIA,
             6.63s, 3/1/22 ($15,000,000 par
             acquired 12/14/93, cost $15,075,000;
             $3,450,000 par acquired 2/2/94, cost
             $3,505,614)++                         Aaa     16,051,500
             12,605,000MA Muni. Wholesale Elec. Co. Pwr.
             Supply Syst. Rev. Bonds Ser. A,
             8 3/4s, 7/1/18                        AAA     13,928,525
                  MA State Hlth. & Edl. Fac. Auth. IFB
             5,000,000(St. Elizabeth's Hosp.), Ser. E, FSA,
             9.02s, 8/15/21                        AAA      5,425,000
             5,600,000     (Beth Israel Hosp.) AMBAC,
             7.863s, 7/1/25                        AAA      5,474,000
             MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
             2,445,000(Summerfield Nursing Home), Ser. A,
             9 1/2s, 7/1/14                        B/P      2,500,013
             3,325,000(MA Eye & Ear Infirmary), Ser. A,
             7 3/8s, 7/1/11                        Baa      3,275,125
             2,000,000MA State Hlth. & Edl. Fac. Auth. IFB
             (Boston U.), Ser. L, MBIA, 8.736s,
             10/1/31                               AAA      2,192,500
             MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
             4,000,000(Southeastern MA Project), Ser. B,
             9 1/4s, 7/1/15                       BB/P      4,435,000
             29,850,000(Southeastern MA Project), Ser. A,
             9s, 7/1/15                           BB/P     32,984,250
                  MA State Indl. Fin. Agcy. Rev. Bonds
             2,000,000(Atlanticare Med. Ctr.), Ser. A,
             10 1/8s, 11/1/14                                    B/P      1,840,000
             6,100,000(Atlanticare Med. Ctr.), Ser. B,
             10 1/8s, 11/1/14                      B/P      5,612,000
             2,500,000(1st Mtge. Berkshire Retirement
             Home), 9 7/8s, 7/1/18               AAA/P      2,731,250
             8,800,000 (Orchard Cove Inc.), 9s, 5/1/22           BB/P   9,922,000
             2,220,000    (Morton Hosp. & Med. Ctr.),
             Ser. A, 8 3/4s, 7/1/11                AAA     2,550,225

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

MASSACHUSETTS (continued)
---------------------------------------------------------------------
             $7,500,000MA State Indl. Fin. Agcy. Solid
             Waste Disposal Rev. Bonds
             (Molten Metal Technology Project),
             8 1/4s, 8/1/14                        B/P $    7,818,750
             2,410,000MA State Indl. Fin. Agcy. Tunnel
             Rev. Bonds (Mass Tpk.,) 9s, 10/1/20 BBB/P      2,632,925
               MA State Wtr. Resource Auth. Rev. Bonds
             8,000,000    Ser. B, MBIA, 5 1/2s, 3/1/17            AAA   7,480,000
             7,500,000   Ser. C, MBIA, 5 1/4s, 12/1/15            AAA   6,890,625
             8,500,000        Ser. B, MBIA, 5s, 3/1/22            AAA   7,288,750
             4,000,000    Worcester, Mtge. Rev. Bonds
             (Briarwood Issue), 9 1/4s, 12/1/22   BB/P      4,330,000
                                                                        ------------
                                                                        149,787,376
MICHIGAN (8.5%)
---------------------------------------------------------------------
             2,617,000Ann Arbor, Econ. Dev. Corp. Ltd.
             Oblig. Rev. Bonds (Glacier Hills
             Inc. Project), 8.37s, 1/15/19         B/P      2,679,154
             4,000,000Detroit Wtr. Supply Syst. Rev. Bonds
             FGIC, 5s, 7/1/23                      AAA      3,435,000
             18,677,000Detroit, Hosp. Fac. Fin. Auth.
             Rev. Bonds (MI Hlth. Care Corp.),
             10s, 12/1/20 (acquired various
             dates from 12/12/91 to 7/15/92,
             cost $18,486,567) (Chapter 11)+++     Caa      7,470,800
             Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev. Bonds
             20,865,000      (Chrysler Corp.) Ser. A,
             9 1/2s, 5/1/21                      BBB/P     25,846,519
                        Detroit, Swr. Disp. Rev. Bonds
             22,000,000             FGIC, 5.7s, 7/1/23            AAA   21,010,000
             Greater Detroit Resource Recvy. Auth. Rev. Bonds
             8,875,000        Ser. A, 9 1/4s, 12/13/08            BBB   9,241,094
             6,050,000        Ser. E, 9 1/4s, 12/13/08            BBB   6,299,563
             5,750,000        Ser. G, 9 1/4s, 12/13/08            BBB   5,987,188
             5,790,000Highland Park, Hosp. Fin. Auth. Fac.
             Rev. Bonds (MI Hlth. Care Corp.
             Project), Ser. A, 9 7/8, 12/1/19
             (acquired various dates from 6/22/87
             to 3/2/92, cost $5,750,618)
             (Chapter 11)+++                       Caa      2,316,000
             8,000,000MI State Hosp. Fin. Auth. Rev. Bonds
             (Detroit-Macomb Hosp. Corp.),
             Ser. A, 7.4s, 6/1/13                    B      7,500,000
             14,000,000MI State Stragetic Fund Solid Waste
             Disp. Rev. Bonds (Genesee Pwr.
             Station Project), 7 1/2s, 1/1/21     BB/P     14,052,500

             MI State Strategic Fund Ltd. Oblig. Rev. Bonds
             3,700,000(Mercy Svcs. for Aging Project),
             9.4s, 5/15/20BBB/P                           3,949,750
             930,000   (MI Hlth. Care Corp. Project),
             9.1s, 12/1/14 (acquired 6/14/91,
             cost $762,581) (Chapter 11)+++      CCC/P        372,000
             15,500,000(Blue Wtr. Fiber Project), 8s, 1/1/12      B/P   14,666,875
             19,500,000Midland Cnty., Econ. Dev. Corp.
             Poll. Control Rev. Bonds, Ser. B,
             9 1/2s, 7/23/09                       B/P     21,060,000
             5,000,000Pontiac Hosp. Fin. Auth. Rev. Bonds
             6s, 8/1/13                            Baa      4,356,250

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

MICHIGAN (continued)
---------------------------------------------------------------------
             $5,390,000Waterford, Econ. Dev. Corp. Rev.
             Bonds (Centerbury Hlth. Care),
             8 3/8s, 7/1/23                       BB/P     $5,605,600
             6,900,000Wayne Charter Cnty., Special Arpt.
             Fac. Rev. Bonds (Republic Air Lines,
             Inc. Project), 10 3/8s, 12/1/15       B/P      7,176,000
                                                                        ------------
                                                                        163,024,293
MINNESOTA (0.7%)
---------------------------------------------------------------------
             2,975,000  Chaska, Indl. Dev. Rev. Bonds
             (Lifecore Biomedical Inc. Project),
             10 1/4s, 9/1/20                      BB/P      3,436,125
             5,000,000Intl. Falls, Env. Fac. Rev. Bonds
             (Boise Cascade Corp. Project),
             7.2s, 10/1/24                         Baa      5,231,250
                       Minneapolis, Cmnty. Dev. Agcy.
             Multi-Fam. Hsg. Rev. Rental Bonds (Lindsay Bros.
             Project)
             1,840,000         Ser. A, 9 1/2s, 12/1/07            B/P   1,879,100
             1,200,000         Ser. B, 1 1/2s, 12/1/07            B/P   387,000
             3,200,000Shakopee, Multi-Fam. Rev. Bonds,
             8 1/2s, 12/1/08                       B/P      3,292,000
                                                                        ------------
                                                                        14,225,475
MISSISSIPPI (1.5%)
---------------------------------------------------------------------
             Claiborne Cnty., Poll. Control Rev. Bonds
             4,500,000   (Middle South Energy, Inc.),
             Ser. C, 9 7/8s, 12/1/14             BBB/P      5,191,875
             4,620,000 (Syst. Energy Resources Inc.),
             9 1/2s, 4/1/16                        Baa      4,885,650
             10,000,000  (Middle South Energy, Inc.),
             Ser. A, 9 1/2s, 12/1/13             BBB/P     11,425,000
             2,250,000    Lee Cnty., Indl. Rev. Bonds
             (Great Southern Box Co. Inc.
             Project), 9.55s, 5/1/97               B/P      2,379,375
             4,000,000   MS Hosp. Equip. & Fac. Auth.
             Rev. Bonds (MS Methodist Hosp &
             Rehab.), Ser. 1, 9 3/8s, 5/1/12     AAA/P      4,635,000
                                                                        ------------
                                                                        28,516,900
MONTANA (0.2%)
---------------------------------------------------------------------
             3,000,000Missoula Cnty., Rev. Bonds (Cmnty.
             Med. Ctr. Inc.), Ser. B, 9s, 6/1/18   BBB      3,217,500

NEBRASKA (1.3%)
---------------------------------------------------------------------
             2,000,000 NE Investment Fin. Auth. Hosp.
             IFB MBIA, 8.726s, 11/15/16                          AAA      2,152,500
             NE Investment Fin. Auth. Single Fam. Mtge. IFB
             5,800,000Ser. 2, GNMA Coll., 10.771s, 9/10/30        AAA   6,575,750
             2,100,000Ser. B, GNMA Coll., 10.557s, 3/15/22        AAA   2,349,375
             1,900,000Ser. B, GNMA Coll., 9.354s, 9/19/23         AAA   1,999,750
             ,000,000      GNMA Coll., 8.664s, 9/15/24            AAA   2,017,500
             12,100,000Ser. D, GNMA Coll., 7.518s, 3/24/26        AAA   10,406,000
                                                                        ------------
                                                                        25,500,875
NEW HAMPSHIRE (1.4%)
---------------------------------------------------------------------
             NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
             2,920,000  (Havenwood/Heritage Heights),
             9 3/4s, 12/1/19                       B/P      3,160,900
             2,450,000        (Franklin Regl. Hosp.),
             8 3/4s, 9/1/19                      BBB/P      2,618,438

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

NEW HAMPSHIRE (continued)
---------------------------------------------------------------------
             NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
             $9,000,000(1st. Mtge. Rivermead Peterborough),
             8 1/2s, 7/1/24                        B/P $    9,112,500
             5,500,000(1st. Mtge. River Woods at Exeter),
             8s, 3/1/00                            B/P      5,623,750
             6,750,000(Wentworth-Douglass Hosp.), MBIA,
             5 3/8s, 1/1/15                        AAA      6,243,750
                                                                        ------------
                                                                        26,759,338
NEW JERSEY (1.3%)
---------------------------------------------------------------------
             5,000,000Camden Cnty., Impt. Auth. Rev. Bonds
             8.4s, 4/1/24 (acquired 4/12/93, cost
             $5,000,000)++                        BB/P      5,218,750
                        NJ Econ. Dev. Auth. Rev. Bonds
             2,700,000     (Stolt Terminals Project),
             10 1/2s, 1/15/18                     BB/P      3,044,250
             4,700,000    (Holt Hauling Co.), Ser. D,
             10 1/4s, 9/15/14                     BB/P      5,040,750
             5,000,000NJ Hlth. Care Fac. Fin. Auth. Rev.
             Bonds (St. Elizabeth Hosp.),
             Ser. B, 8 1/4s, 7/1/20                Baa      5,337,500
             2,000,000NJ State Hsg. & Mtge. Fin. Agcy.
             Rev. IFCOP Ser. I, 3.837s, 11/1/07
             (acquired 2/11/93, cost $2,073,120)++ A/P      2,105,000
             4,000,000Salem Cnty., Indl. Poll. Ctl. Fing.
             Auth. IFB MBIA, 8.841s, 10/1/29
             (acquired 10/28/94, cost $3,785,680)++AAA      4,340,000
                                                                        ------------
                                                                        25,086,250
NEW YORK (6.5%)
---------------------------------------------------------------------
                   Metro. Trans. Auth. Svcs. Contract
             Commuter Fac. Rev. Bonds
             4,000,000          Ser. O, 5 3/4s, 7/1/13            Baa   3,805,000
             8,250,000(Trans. Fac.), Ser. O, 5 3/4s, 7/1/13       Baa   7,847,813
                                    NY City G.O. Bonds
             6,650,000         Ser. F, 6 5/8s, 2/15/25            Baa   6,625,063
             12,020,000        Ser. D, 5 3/4s, 8/15/12            Baa   11,118,500
                       NY State Dorm. Auth. Rev. Bonds
             14,500,000     (City U. Syst.), Ser. A.,
             5 3/4s, 7/1/13                        Baa     13,611,875
             2,000,000  (State U. Edl. Fac.), Ser. B,
             5s, 5/15/18                           Baa      1,680,000
             7,750,000   (City U.), Ser. F, 5s, 7/1/14            Baa   6,597,188
             8,000,000NY State Energy Research & Dev. Auth.
             Poll. Control IFB FGIC, 8.804s, 7/1/29
             (acquired 12/19/94, cost $8,353,120)++AAA      9,450,000
             9,300,000NY State Energy Research & Dev. Auth.
             Poll. Control VRDN (NY State Elec. &
             Gas Co.), Ser. C, 3.4s, 6/1/29                    VMIG1      9,300,000
             NY State Local Govt. Assistance Corp. Rev. Bonds
             8,000,000          Ser. C, 5 1/2s, 4/1/17              A   7,430,000
             2,225,000          Ser. E, 5 1/4s, 4/1/16              A   2,027,531
             NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
             5,500,000  Ser. A, AMBAC, 6 1/2s, 8/15/29            AAA   5,706,250
             9,750,000(Mental Health Svcs.), Ser. D, FSA,
             5 1/4s, 8/15/23                       AAA      8,592,188
             9,830,000(Mental Health Svcs.), Ser. F, FSA,
             5 1/4s, 2/15/19                       AAA     8,834,713

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

NEW YORK (continued)
---------------------------------------------------------------------
             $3,000,000NY State Twy. Auth. Hwy. & Brdg.
             Rev. Bonds, Ser. A, MBIA, 5 1/2s, 4/1/15AAA   $2,850,000
                  NY State Urban Dev. Corp. Rev. Bonds
             7,000,000    (State Fac.), 7 1/2s, 4/1/20            Baa   7,682,500
             13,575,000  (Correctional Fac.), Ser. 4,
             5 3/8s, 1/1/23                        Baa     11,725,406
                                                                        ------------
                                                                        124,884,027
NORTH CAROLINA (1.8%)
---------------------------------------------------------------------
             NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev. Bonds
             9,250,000          Ser. A, 6 1/2s, 1/1/18              A   9,250,000
             7,480,000          Ser. B, 6 1/8s, 1/1/09              A   7,358,450
             5,755,000              Ser. B, 6s, 1/1/26              A   5,337,763
             13,890,000         Ser. D, 5 7/8s, 1/1/13              A   12,987,150
                                                                        ------------
                                                                        34,933,363
OHIO (1.2%)
---------------------------------------------------------------------
             7,200,000Dayton, Special Fac. Rev. Bonds
             (Emery Air Freight Corp.),
             Ser. A, 12 1/2s, 10/1/09              B/P      8,460,000
             14,315,000Lucas Plaza Hsg. Dev. Corp. Mtge.
             Rev. Rfdg. Bonds FHA Insd., zero %,
             6/1/24                                Aaa      2,236,719
             5,700,000OH State Air Quality Dev. Auth.
             Rev. Bonds (Cincinnati Gas & Elec.),
             10 1/8s, 12/1/15                      Baa      5,942,250
             7,000,000OH State Wtr. Dev. Auth. Poll. Control
             Facs. Rev. Bonds (Toledo Edison Co.),
             Ser. A, 7.55s, 6/1/23                  Ba      7,148,750
                                                                        ------------
                                                                        23,787,719
OKLAHOMA (0.3%)
---------------------------------------------------------------------
             6,000,000Tulsa, Indl. Auth. Hosp. Rev. Bonds
             (Tulsa Regl. Med. Ctr.),
             Ser. A, 7 5/8s, 6/1/17                BBB      6,045,000

PENNSYLVANIA (5.2%)
---------------------------------------------------------------------
              Allegheny Cnty., Indl. Dev. Auth. Arpt.
             Special Fac. Rev. Bonds (U.S. Air, Inc. Project),
             1,250,000           Ser. A, 8.87s, 3/1/21              B   1,320,313
             4,935,000          Ser. B, 8 1/2s, 3/1/21              B   5,058,375
             1,600,000Allegheny Cnty., Indl. Dev. Auth.
             Rev. Bonds (Southwestern Arpt. Cargo
             Fac.), 8 3/4s, 2/15/09               BB/P      1,702,000
             Beaver Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
             3,420,000(Toledo Edison Co.-Beaver Valley), Ser. B, 12
             1/4s, 9/15/15                          Ba      3,509,775
             2,500,000 (OH Edison Co.-Beaver Valley),
             Ser. A, 10 1/2s, 10/1/15              Baa      2,600,000
             5,000,000(Cleveland Elec. Illuminating Co.),
             10 1/2s, 9/1/15                       Baa      5,112,500
             3,750,000   (Toledo Edison Co. Project),
             7 5/8s, 5/1/20                         Ba      3,750,000
             Montgomery Cnty., Higher Edl. & Hlth. Auth. Hosp.
             Rev. Bonds (United Hosp. Inc. Project),
             3,745,000                 8 1/2s, 11/1/17             Ba   3,871,394

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

PENNSYLVANIA (continued)
---------------------------------------------------------------------
             $5,300,000         Ser. A, 8.37s, 11/1/11             Ba   $5,498,750
             23,700,000  PA Economic Dev. Fing. Auth.
             Recycling Rev. Bonds (Ponderosa Fibres
             Project), Ser. A, 9 1/4s, 1/1/22      B/P     24,914,625
             PA Economic Dev. Fing. Auth. Resource Recvy. Rev. Bonds
             6,000,000(Colver Project), Ser. E, 8.05s,
             12/1/15                               BBB      6,240,000
             6,950,000(Northampton Generating), Ser. A,
             6.6s, 1/1/19                         BB/P      6,724,125
             4,800,000PA Hsg. Fin. Agcy. IFB 7.604s, 4/1/25        AA   4,518,000
             2,500,000PA State Higher Edl. Assistance Agcy.
             Student Loan IFB AMBAC, 9.034s, 9/3/26AAA      2,659,375
             5,300,000Philadelphia, Muni. Auth. Rev. Bonds
             (Justice Lease) Ser. C, 8 5/8s,
             11/15/16                              AAA      6,538,875
             4,760,000Philadelphia, Wtr. & Wastewater Rev.
             Bond FGIC, 10s, 6/15/05               AAA      6,536,051
             8,090,000Pittsburgh, Urban Redev. Auth. Mtge.
             Rev. Bonds Ser. A, AMBAC 5.65s, 10/1/24AAA     7,614,713
                                                                        ------------
                                                                        98,168,871
PUERTO RICO (0.4%)
---------------------------------------------------------------------
             8,000,000  Cmnwlth. of Puerto Rico, G.O.
             Bonds MBIA, 5.782s, 7/1/08            AAA     8,170,000

SOUTH CAROLINA (0.8%)
---------------------------------------------------------------------
             4,600,000    Lee Cnty., Indl. Rev. Bonds
             (Mid-American Waste Syst. Project),
             7s, 9/15/13                           B/P      3,852,500
             5,000,000Spartanburg Cnty., Solid Waste Disp.
             Rev. Bonds (Bayerische Motoren Werke),
             7.55s, 11/1/24                        A/P      5,381,250
             5,000,000Spartanburg Cnty., Hosp. Fac. IFB FSA,
             8.188s, 4/13/22                       AAA      5,206,250
                                                                        ------------
                                                                        14,440,000
TENNESSEE (1.8%)
---------------------------------------------------------------------
             29,785,000Maury Cnty., Indl. Dev. Board Poll.
             Control Rev. Bonds (Saturn Corp.
             Project), 6 1/2s, 9/1/24                A     30,082,850
             28,920,000Metro. Nashville & Davidson Cnty.,
             Hlth. & Edl. Fac. Board Rev. Bonds
             (Volunteer Hlth. Care), zero %, 6/1/21Aaa      4,844,100
                                                                        ------------
                                                                        34,926,950
TEXAS (3.6%)
---------------------------------------------------------------------
                    Bell Cnty., Hlth. Fac. Dev. Corp.
             Rev. Bonds (Adv. Living Tech. Inc. Project),
             6,785,000        Ser. A, 10 1/2s, 6/15/18            B/P   5,902,950
             4,785,000Bexar Cnty., Hlth. Fac. Dev. Corp.
             Rev. Bonds (Heartway Corp.), Ser. A-1,
             10 1/4s, 3/1/19                       B/P      4,785,000
             5,890,000Cherokee Cnty., Hlth. Fac. Dev. Corp.
             Rev. Bonds (Nancy Travis Memorial
             Hosp. Project), 10s, 5/15/13          B/P     6,294,938

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

TEXAS (continued)
---------------------------------------------------------------------
             $10,000,000Dallas Cnty., G.O. Bonds (Flood
             Control Dist. #1), zero %, 4/1/16    BB/P $    7,900,000
             Harris Cnty., Single Fam. Hsg. Fin. Corp. Rev. Bonds
             5,000        FHA Insd., 10 1/2s, 10/15/09            Aaa   5,044
             925,000      Ser. 1983A, 10 3/8s, 7/15/14            BBB   927,313
             840,000                   9 7/8s, 3/15/14             BB   848,400
             Houston, Hsg. Fin. Corp. Single Fam. Mtge. Rev. Bonds
             3,762,000Ser. A, Verex Mtg. Ins., 10 7/8s, 2/15/16     A   3,837,240
             2,260,000                    10s, 9/15/14              B   2,254,350
             2,000,000Port Corpus Christi, Indl. Dev. Corp.
             Rev. Bonds (Valero Refining & Marketing
             Co.), Ser. A, 10 1/4s, 6/1/17         Baa      2,222,500
             Southeast TX Multi-Fam. Hsg. Fin. Corp. Rev. Bonds
             5,500,000(Bayou Pk. Village Apt. Project),
             Ser. B, 10.175s, 8/1/16               B/P      5,575,625
             4,500,000(Promenade Place Apts. Project),
             Ser. B, 10.175s, 8/1/16               B/P      4,522,500
             9,700,000(Pavilion Place Apts. Project),
             Ser. B, 9 1/2s, 7/1/16 (In Default)+BBB/P      3,880,000
             6,000,000(Pavilion Place Apts. Project),
             Ser. A, 7.6s, 7/1/16                BBB/P      5,955,000
             8,000,000TX State Hsg. & Cmnty. Affairs Home
             Mtg. IFB Ser. C, GNMA Coll., FNMA
             Coll., 9.313s, 7/2/24                 AAA      8,400,000
             5,000,000Tarrant Cnty., Hlth. Facs. Dev.
             Corp. Hosp. Rev. Bonds (Cmnty. Hlth.
             Care Foundation. Inc. Project),
             10 1/8s, 4/1/21                       B/P      4,943,750
                                                                        ------------
                                                                        68,254,610
VIRGINIA (0.4%)
---------------------------------------------------------------------
             4,500,000Fredericksburg, Indl. Dev. Auth.
             Hosp. Fac. IFB FGIC, 8.607s, 8/15/23  AAA      4,837,500
             2,000,000Henrico Cnty., Indl. Dev. Auth. IFB
             (Bon Secours Hlth. Syst. Project),
             FSA, 7.284s, 8/23/27                  AAA      1,940,000
                                                                        ------------
                                                                        6,777,500
WASHINGTON (1.0%)
---------------------------------------------------------------------
             8,200,000WA State Hsg. Fin. Comm. Single
             Family Mtge. IFB GNMA Coll., 9.485s,
             12/1/17 (acquired 4/12/95, cost
             $9,225,000)++                       AAA/P      9,122,500
             WA State Pub. Pwr. Supply Syst. Rev. Bonds
             4,000,000(Nuclear Project No. 3), Ser. C,
             MBIA, 7 1/2s, 7/1/08                  AAA      4,720,000
             5,000,000(Nuclear Project No. 3), Ser. B,
             MBIA, 7 1/8s, 7/1/16                  AAA      5,662,500
                                                                        ------------
                                                                        19,505,000

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                              RATINGS**          VALUE

West Virginia (1.9%)
---------------------------------------------------------------------
                     Marion Cnty., Cmnty. Solid Waste
             Disp. Fac. Rev. Bonds
             $12,000,000(American Pwr. Paper Recycling Project),
             9s, 12/1/11                           B/P $   11,970,000
             10,000,000(American Pwr. Paper Recycling Project),
             8 1/4s, 12/1/11                       B/P      9,462,500
             2,950,000Mercer Cnty., Coml. Dev. Rev. Bonds
             (American Hlth. Enterprises Ltd.),
             12s, 12/1/15                         BB/P      3,071,688
             2,935,000Preston Cnty., Bldg. Cmnty. Hosp.
             Rev. Bonds (Preston Mem. Hosp. Corp.),
             Ser. B, 10s, 4/1/14                  BB/P      3,122,106
             4,045,000WV State COP (Morris Sq. Complex),
             9 1/4s, 8/15/08                      BB/P      3,979,257
             3,600,000Weirton, Poll. Control Rev. Bonds
             (Weirton Steel Project), Ser. B,
             8 5/8s, 11/1/14                         B      3,811,500
                                                                        ------------
                                                                        35,417,051
WISCONSIN (0.1%)
---------------------------------------------------------------------
             WI Hsg. & Econ. Dev. Auth. Home Ownership IFB
             2,200,000                9.449s, 10/25/22             AA   2,332,000
---------------------------------------------------------------------
                       TOTAL MUNICIPAL BONDS AND NOTES
             (cost $1,834,355,559)***                  $1,873,061,441
---------------------------------------------------------------------

NOTES
---------------------------------------------------------------------
* Percentages indicated are based on net assets of $1,913,796,279, which correspond to a net asset value per class A, class B and class M of $14.14, $14.14 and $14.13, respectively.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of Independent Accountants.

+    Non-income-producing security.

++ Restricted as to public resale. At the date of acquistion these securities were valued at cost. There were no outstanding securities of the same class as those held. Total market value of restricted securities owned at July 31, 1995 was $107,404,050 or
     5.6 % of net assets.

*** The aggregate identified cost on a tax basis is $1,835,319,199, resulting in gross unrealized appreciation and depreciation of $78,968,834 and $41,226,592, respectively, or net unrealized appreciation of $37,742,242.

     The rates shown on IF and IFB, which are securities paying variable interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at July 31, 1995, which are subject to change based on the terms of the security.

     The fund had the following industry group concentrations greater than 10% of net assets at July 31,1995:

     Hospitals/ Health Care        19.8%
     Utilities                      18.5
     Transportation                 16.6

The table below shows the percentage of the fund's investments on July 31, 1995 in securities assigned to the various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality:

                                                    UNRATED SECURITIES
                        RATED SECURITIES         OF COMPARABLE QUALITY
                      AS A PERCENTAGE OF            AS A PERCENTAGE OF
RATINGS                FUNDOS NET ASSETS             FUNDOS NET ASSETS
---------------------------------------------------------------------
"AAA"/"Aaa"                        24.6%                          1.6%
"AA"/"Aa"                           0.8                             --
"A"/"A"                             4.6                            0.8
"BBB"/"Baa"                        19.9                            4.7
"BB"/"Ba"                           7.1                           11.1
"B"/"B"                             2.4                           16.9
"CCC"/"Caa"                         0.5                             --
"D"                                 0.7                             --
"VMIG1"/"MIG1"                      1.3                             --
"VMIG3"                             0.5                             --
"A1"                                0.4                             --
---------------------------------------------------------------------
                                   62.8%                         35.1%
---------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1995

ASSETS
---------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,834,355,559) (Note 1)               $1,873,061,441
---------------------------------------------------------------------
Cash                                                           171,460
---------------------------------------------------------------------
Interest receivable                                         32,491,308
---------------------------------------------------------------------
Receivable for shares of the fund sold                       7,295,424
---------------------------------------------------------------------
Receivable for securities sold                              16,572,211
---------------------------------------------------------------------
TOTAL ASSETS                                             1,929,591,844

LIABILITIES
---------------------------------------------------------------------
Payable for securities purchased                             2,445,561
---------------------------------------------------------------------
Distributions payable to shareholders                        4,020,682
---------------------------------------------------------------------
Payable for shares of the fund repurchased                   6,783,774
---------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                   880,408
---------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)     439,045
---------------------------------------------------------------------
Payable for administrative services (Note 2)                     2,417
---------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                      902
---------------------------------------------------------------------
Payable for distribution fees (Note 2)                       1,123,436
---------------------------------------------------------------------
Other accrued expenses                                          99,340
---------------------------------------------------------------------
TOTAL LIABILITIES                                           15,795,565
---------------------------------------------------------------------
NET ASSETS                                              $1,913,796,279
---------------------------------------------------------------------
REPRESENTED BY
---------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                         $1,936,689,307
---------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)  (3,337,732)
---------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)     (58,261,178)
---------------------------------------------------------------------
Net unrealized appreciation of investments                  38,705,882
---------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO
CAPITAL SHARES OUTSTANDING                              $1,913,796,279
---------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
---------------------------------------------------------------------
Net asset value and redemption price of class A share
($474,984,535 divided by 33,600,985 shares)                     $14.14
---------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.14)*         $14.85
---------------------------------------------------------------------
Net asset value and offering price of class B share
($1,436,480,889 divided by 101,591,475 shares)**                $14.14
---------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,330,855 divided by 164,963 shares)                          $14.13
---------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.13)***       $14.60
---------------------------------------------------------------------

* On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

STATEMENT OF OPERATIONS
Year ended July 31, 1995

Tax exempt interest income                                $140,969,969
---------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------
Compensation of Manager (Note 2)                            10,082,299
---------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)               1,800,807
---------------------------------------------------------------------
Compensation of Trustees (Note 2)                               44,774
---------------------------------------------------------------------
Auditing                                                        66,885
---------------------------------------------------------------------
Legal                                                           43,685
---------------------------------------------------------------------
Postage                                                         47,836
---------------------------------------------------------------------
Reports to shareholders                                        143,009
---------------------------------------------------------------------
Administrative services (Note 2)                                30,277
---------------------------------------------------------------------
Distribution fees (Note 2)
---------------------------------------------------------------------
 Class A                                                       813,093
---------------------------------------------------------------------
 Class B                                                    12,279,217
---------------------------------------------------------------------
 Class M                                                         3,092
---------------------------------------------------------------------
Other                                                           62,598
---------------------------------------------------------------------
TOTAL EXPENSES                                              25,417,572
---------------------------------------------------------------------
NET INVESTMENT INCOME                                      115,552,397
---------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)          (35,949,396)
---------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)       (1,637,614)
---------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)            (1,835,043)
---------------------------------------------------------------------
Net unrealized appreciation of investments during the year  25,168,624
---------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                   (14,253,429)
---------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $101,298,968
---------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED JULY 31
                                           ---------------------------
                                                   1995           1994
---------------------------------------------------------------------
INCREASE NET ASSETS
---------------------------------------------------------------------
Operations:
---------------------------------------------------------------------
Net investment income                      $115,552,397   $104,755,484
---------------------------------------------------------------------
Net realized loss on investments           (39,422,053)   (13,212,683)
---------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                               25,168,624   (74,498,222)
---------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                             101,298,968     17,044,579
---------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------
From net investment income
---------------------------------------------------------------------
 Class A                                   (27,401,547)   (18,855,987)
---------------------------------------------------------------------
 Class B                                   (87,980,365)   (85,899,497)
---------------------------------------------------------------------
 Class M                                       (43,754)             --
---------------------------------------------------------------------
In excess of net investment income
---------------------------------------------------------------------
 Class A                                             --      (555,784)
---------------------------------------------------------------------
 Class B                                             --    (2,531,906)
---------------------------------------------------------------------
From net realized gain
---------------------------------------------------------------------
 Class A                                             --    (1,181,683)
---------------------------------------------------------------------
 Class B                                             --    (5,005,098)
---------------------------------------------------------------------
In excess of net realized gain
---------------------------------------------------------------------
 Class A                                             --    (1,074,658)
---------------------------------------------------------------------
 Class B                                             --    (4,551,784)
---------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                     43,374,216    485,625,941
---------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                 29,247,518    383,014,123

NET ASSETS
---------------------------------------------------------------------
Beginning of period                       1,884,548,761  1,501,534,638
---------------------------------------------------------------------
END OF PERIOD (including distributions in
excess of net investment income of
$3,337,732 and $3,464,463, respectively) $1,913,796,279 $1,884,548,761
---------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                        FOR THE PERIOD                  FOR THE PERIOD
                     DECEMBER 29, 1994              SEPTEMBER 20, 1993
                         (COMMENCEMENT                   (COMMENCEMENT
                     OF OPERATIONS) TO   YEAR ENDED  OF OPERATIONS) TO
                               JULY 31      JULY 31            JULY 31
                 -----------------------------------------------------
                                  1995         1995               1994
---------------------------------------------------------------------
                              Class M             Class A
---------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD             $13.43       $14.24             $15.34
---------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income              .58          .94                .83
Net realized and unrealized gain
(loss) on investments              .70        (.10)              (.98)
---------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS  1.28          .84              (.15)
---------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income       (.58)        (.94)              (.83)
In excess of net
investment income                   --           --              (.02)
From net realized gain
on investments                      --           --              (.05)
In excess of net realized
gain on investments                 --           --              (.05)
---------------------------------------------------------------------
TOTAL DISTRIBUTIONS              (.58)        (.94)              (.95)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  $14.13       $14.14             $14.24
---------------------------------------------------------------------
TOTAL INVESTMENT RETURN
AT NET ASSET VALUE (%)(a)      9.69(b)         6.24           (.99)(b)
---------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(in thousands)                  $2,331     $474,984           $361,593
---------------------------------------------------------------------
Ratio of expenses to average
net assets (%)                  .71(b)          .87             .71(b)
---------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)      3.98(b)         6.73            5.58(b)
---------------------------------------------------------------------
Portfolio turnover (%)           60.41        60.41              44.41
---------------------------------------------------------------------

                          YEAR ENDED JULY 31
---------------------------------------------------------------------
      1995           1994           1993           1992           1991
---------------------------------------------------------------------
                                CLASS B
---------------------------------------------------------------------

    $14.24         $15.01         $14.64         $13.79        $13.87
---------------------------------------------------------------------

       .85            .86            .95            .99            .99
     (.10)          (.65)            .41            .94          (.07)
---------------------------------------------------------------------
       .75            .21           1.36           1.93           .92
---------------------------------------------------------------------

     (.85)          (.85)          (.95)          (.99)         (1.00)
        --          (.03)             --             --             --
        --          (.05)          (.04)          (.09)             --
        --          (.05)             --             --             --
---------------------------------------------------------------------
       .85          (.98)          (.99)         (1.08)         (1.00)
---------------------------------------------------------------------
    $14.14         $14.24         $15.01         $14.64         $13.79
---------------------------------------------------------------------

      5.54           1.36           9.68          14.60           6.98
---------------------------------------------------------------------

$1,436,481     $1,522,955     $1,501,535     $1,015,866       $738,113
---------------------------------------------------------------------

      1.51           1.45           1.38           1.45           1.52
---------------------------------------------------------------------

      6.10           5.76           6.39           7.03           7.26
---------------------------------------------------------------------
     60.41          44.41          52.29          82.31          49.83
---------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)  Not annualized.

NOTES TO FINANCIAL STATEMENTS
July 31, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is a series of Putnam Tax- Free Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities, constituting a portfolio that Putnam Management believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. The fund commenced its public offering of class M shares on December 29, 1994. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and maybe subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares and lower than class B shares.
Expenses of the fund are borne pro-rata by the shareholders of all classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A   SECURITY VALUATION  Tax-exempt bonds and notes are stated  on  the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments are stated at amortized cost, which approximates market value, and restricted securities are stated at fair value following procedures approved by the Trustees.

B SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C OPTION ACCOUNTING PRINCIPLES The fund may, to the extent consistent with its investment objectives and policies, seek to increase its current returns by writing covered call and put options on securities it owns or in which it may invest. When a fund writes a call or put option, an amount equal to the premium received by the fund is included in the fund's "Statement of assets and liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of an option written. The current market value of an option is the last sale price or, in the absence of a sale, the last offering price. If an option expires on its stipulated expiration date, or if the fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the fund purchases upon exercise of the option.

The risk in writing a call option is that the fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The fund may also, to the extent consistent with its investment objectives and policies, buy put options to protect its portfolio holdings in an underlying security against a decline in market value. The fund may buy call options to hedge against an increase in the price of the securities that the fund ultimately wants to buy. The fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The premium paid by the fund for the purchase of a put or call option is included in the fund's "Statement of assets and liabilities" as an investment and is subsequently "marked-to-market" to reflect the current market value of the option. If an option the fund has purchased expires on the stipulated expiration date, the fund realizes a loss in the amount of the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the fund exercises a call option, the cost of securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

D FUTURES A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of a U.S. Government security at a set price on a future date. The fund may purchase and sell financial futures contracts to hedge against changes in the values of tax- exempt municipal securities the fund owns or expects to purchase.

Upon entering into such a contract the fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the futures. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in value of the hedged instruments. In addition, there is a risk that the fund may not be able to close out its futures positions due to an illiquid secondary market.

E FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

At   July  31,  1995,  the  fund  had  a  capital  loss  carryover  of approximately $25,560,000 available to offset future net capital gains, if any, which will expire on July 31, 2003.

F DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of defaulted bond interest, losses on wash sales transactions, capital loss carryover, post-October loss deferrals and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G AMORTIZATION OF BOND PREMIUM AND DISCOUNT Any premium resulting from the purchase of securities is amortized using the effective yield method for bonds issued after September 27, 1985, and on a straight-line basis for bonds issued prior thereto. The premium in excess of the call price, if any, is amortized to the call date: thereafter, the remaining excess premium is amortized to maturity. Discount on zero-coupon and stepped-coupon bonds is accreted according to the effective yield method.

H EXPENSES OF THE TRUST Expenses directly charged or attributable to the fund will be paid from the assets of the fund. Generally, expenses of the Trust will be allocated and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Investment Management Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on 0.65% of the first $500 million of average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million and 0.45% of any amount over $1.5 billion. The fee is subject to reduction, under current law, in any year to the extent that expenses (exclusive of distribution fees, brokerage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any excess over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund also reimburses the manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the Fund receive an annual Trustee's fee of $2,700, and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended July 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions are being provided to the fund by Putnam Fiduciary Trust Company (PFTC), a wholly- owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC. Investor servicing and custodian fees reported in the Statement of operations for the year ended July 31, 1995 have been reduced by credits allowed by PFTC.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended July 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $84,096 from the sale of class A shares and $2,088 for the sale of class M shares. There was $2,930,977 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares purchased as part of an investment of $1 million or more. For the year ended July 31, 1995, Putnam Mutual Funds Corp., acting as underwriter received $4,769 on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended July 31, 1995, purchases and sales of investment securities other than short-term municipal obligations aggregated $1,118,114,197 and $1,090,450,504, respectively. Purchases and sales of short-term municipal obligations aggregated $768,220,000 and $773,660,232, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written options transactions during the year are summarized as follows:

                                               CONTRACT       PREMIUMS
                                                 AMOUNT       RECEIVED
---------------------------------------------------------------------
Contracts outstanding at begininng of period       $ --           $ --
---------------------------------------------------------------------
Options opened                              115,000,000      1,621,926
---------------------------------------------------------------------
Options closed                            (115,000,000)    (1,621,926)
---------------------------------------------------------------------
Written options outstanding at the
end of the year                                    $ --           $ --
---------------------------------------------------------------------

NOTE 4
CAPITAL SHARES

At July 31, 1995, there was an unlimited number of shares of beneficial interest authorized divided into class A, class B and class M shares. Transactions in capital shares were as follows:

                                            FOR THE YEAR ENDED JULY 31
---------------------------------------------------------------------
                                                                  1995
---------------------------------------------------------------------
CLASS A                                          SHARES         AMOUNT
---------------------------------------------------------------------
Shares sold                                  12,577,731   $173,500,764
Shares issued in connection with
reinvestment of distributions                 1,065,564     14,825,327
---------------------------------------------------------------------
                                             13,643,295    188,326,091
---------------------------------------------------------------------
Shares repurchased                          (5,436,536)   (75,318,844)
---------------------------------------------------------------------
NET INCREASE                                  8,206,759   $113,007,247
---------------------------------------------------------------------
                                                        FOR THE PERIOD
                                                    SEPTEMBER 20, 1993
                                                      (COMMENCEMENT OF
                                                OPERATIONS) TO JULY 31
---------------------------------------------------------------------
                                                                  1994
---------------------------------------------------------------------
CLASS A                                          SHARES         AMOUNT
---------------------------------------------------------------------
Shares sold                                  28,874,587   $438,055,664
Shares issued in connection with
reinvestment of distributions                   819,268     12,116,312
---------------------------------------------------------------------
                                             29,693,855    450,171,976
---------------------------------------------------------------------
Shares repurchased                          (4,299,629)   (63,285,846)
---------------------------------------------------------------------
NET INCREASE                                 25,394,226   $386,886,130
---------------------------------------------------------------------
                                            FOR THE YEAR ENDED JULY 31
---------------------------------------------------------------------
                                                                  1995
---------------------------------------------------------------------
CLASS B                                          SHARES         AMOUNT
---------------------------------------------------------------------
Shares sold                                  21,898,422   $305,485,198
Shares issued in connection with
reinvestment of distributions                 2,993,689     41,602,126
---------------------------------------------------------------------
                                             24,892,111    347,087,324
---------------------------------------------------------------------
Shares repurchased                         (30,242,197)  (419,033,947)
---------------------------------------------------------------------
NET DECREASE                                (5,350,086)  $(71,946,623)
---------------------------------------------------------------------
                                                    YEAR ENDED JULY 31
---------------------------------------------------------------------
                                                                  1994
---------------------------------------------------------------------
CLASS B                                          SHARES         AMOUNT
---------------------------------------------------------------------
Shares sold                                  37,754,456   $564,070,574
Shares issued in connection with
reinvestment of distributions                 3,332,034     49,547,834
---------------------------------------------------------------------
                                             41,086,490    613,618,408
---------------------------------------------------------------------
Shares repurchased                         (34,185,478)  (514,878,597)
---------------------------------------------------------------------
NET INCREASE                                  6,901,012    $98,739,811
---------------------------------------------------------------------
                                                        FOR THE PERIOD
                                                     DECEMBER 29, 1994
                                                         (COMMENCEMENT
                                                        OF OPERATIONS)
                                                            TO JULY 31
---------------------------------------------------------------------
                                                                  1995
---------------------------------------------------------------------
CLASS M                                          SHARES         AMOUNT
---------------------------------------------------------------------
Shares sold                                     165,046     $2,314,737
Shares issued in connection with
reinvestment of distributions                     2,323         32,847
---------------------------------------------------------------------
                                                167,369      2,347,584
---------------------------------------------------------------------
Shares repurchased                              (2,406)       (33,992)
---------------------------------------------------------------------
NET INCREASE                                    164,963     $2,313,592
---------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes. The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

James E. Erickson
Vice President

Triet M. Nguyen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

                                                             Bulk Rate
                                                          U.S. Postage
                                                                  PAID
                                                                Putnam
                                                           Investments

19835-500/036/679

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS.

(1)  Rule lines for tables are omitted.

(2)  Italic typefaces is displayed in normal type.

(3)  Boldface type is displayed in capital letters.

(4) Headers (e.g. the names of the fund) and footers (e.g. page numbers and OThe accompanying notes are an integral part of these financial statementsO) are omitted.

(5) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

(6)  Bullet points and similar graphic symbols are omitted.

(7)  Page numbering is different.